UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 14, 2014

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC Bank of America, National Association CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-09	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 18, 2014, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2014-C16 (the “Certificates”), were issued by Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2014 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, custodian, certificate registrar and authenticating agent.

The mortgage loan secured by the mortgaged property identified as “Marriott Philadelphia Downtown” on Schedule II to the Pooling and Servicing Agreement (the “Marriott Philadelphia Downtown Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “Marriott Philadelphia Downtown Pari Passu Loan Combination”) that includes the Marriott Philadelphia Downtown Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “Marriott Philadelphia Downtown Pari Passu Companion Loan”).  The Pooling and Servicing Agreement provides that the Marriott Philadelphia Downtown Pari Passu Loan Combination is to be serviced and administered (i) until the securitization of the controlling portion of the Marriott Philadelphia Downtown Pari Passu Companion Loan, under the Pooling and Servicing Agreement entered into in connection with the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 securitization transaction, and (ii) from and after the securitization of the controlling portion of the Marriott Philadelphia Downtown Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling portion of the Marriott Philadelphia Downtown Pari Passu Companion Loan was securitized on August 14, 2014.  Consequently, the Marriott Philadelphia Downtown Pari Passu Loan Combination, including the Marriott Philadelphia Downtown Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of August 1, 2014 (the “MSBAM 2014-C17 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as custodian, Pentalpha Surveillance LLC, as trust advisor, and Citibank, N.A., as trustee, certificate administrator, certificate registrar and authenticating agent, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 securitization transaction into which the controlling portion of the Marriott Philadelphia Downtown Pari Passu Companion Loan was deposited.  The MSBAM 2014-C17 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

99.1
Pooling and Servicing Agreement, dated as of August 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as custodian, Pentalpha Surveillance LLC, as trust advisor, and Citibank, N.A., as trustee, certificate administrator, certificate registrar and authenticating agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Stephen Holmes
Name: Stephen Holmes
Title: Vice President

Date:  August 21, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1
Pooling and Servicing Agreement, dated as of August 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as custodian, Pentalpha Surveillance LLC, as trust advisor, and Citibank, N.A., as trustee, certificate administrator, certificate registrar and authenticating agent.